UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☑

 Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐  Preliminary Proxy Statement

☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐  Definitive Proxy Statement

☑  Definitive Additional Materials

☐  Soliciting Material Pursuant to §240.14a-12

AETNA INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑  No fee required.

☐  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐ Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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AETNA INC.

2016 Annual Meeting May 20, 2016

Important proxy voting material is ready for your action.

This email represents the following share(s):

AETNA INC. - 401K	123,456,789,012.00000

Three

Ways to Vote

Now via ProxyVote	Vote By May 17, 2016 11:59 PM ET

At the Meeting

By Phone 1.800.690.6903	Control Number: 0123456789012345

Dear 401(k) Participant:

The proxy materials for the Aetna Inc. 2016 Annual Meeting of Shareholders are now available. This e-mail provides the information you need to view these materials online, provide your voting instructions to the Plan Trustee, State Street Bank and Trust Company for the Aetna 401(k) Plan, over the Internet and (if desired) print a copy of the meeting materials.

1. VIEW PROXY MATERIALS

To view the Aetna Inc. 2016 Notice of Annual Meeting and Proxy Statement, the Aetna Inc. 2015 Annual Report, Financial Report to Shareholders and Message to 401(k) Plan Participants, please click on the Proxy Statement, Annual Report and 401(k) Message links below:

* Proxy Statement:

https://materials.proxyvote.com/Approved/00817Y/20160318/NPS_278672.PDF

* Annual Report:

https://materials.proxyvote.com/Approved/00817Y/20160318/AR_278671.PDF

* 401(k) Message:

https://materials.proxyvote.com/Approved/00817Y/20160318/SHLTR_278686.PDF

2. PROVIDE VOTING INSTRUCTIONS

To provide voting instructions, please visit www.proxyvote.com and follow the on-screen instructions. Note that voting instructions submitted through this site must be received by 11:59 pm Eastern Time on May 17, 2016.

3. ATTEND THE ANNUAL MEETING

If you plan to attend the annual meeting, please send an advance ticket request, including your complete name, address and telephone number, to Office of the Corporate Secretary, 151 Farmington Avenue, RW61, Hartford, CT 06156 or by facsimile to 860-293-1361. Ticket requests will not be accepted by telephone or e-mail.

Your written request for an admission ticket must be received on or before May 13, 2016.

Remember, your vote counts!

Thank you for using our online voting service.

Important

Materials

  Proxy Statement

  Annual Report

For holders as of March 18, 2016

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